UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2022

Infinite Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Sully’s Trail, Suite 202, Pittsford, New York	14534
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-0610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 6, 2022, Infinite Group, Inc. (“IGI” or the “Company”) and Donald W. Reeve (“Lender”), a director of the company, entered into two note modification agreements (each a “Modification” and collectively, the “Modifications”) with respect to the Promissory Note originally dated December 30, 2020 (“2020 Note”) and the Promissory Note originally dated May 25, 2021 (“2021 Note”). The 2020 Note, the 2021 Note and the Modifications were each approved by the disinterested members of the Board of Directors. The Modification of the 2020 Note extended the due date of the first balloon payment under the 2020 Note to January 1, 2023. The Modification of the 2021 Note extended the maturity date of the 2021 Note to January 1, 2023, on which date the principal balance of $100,000 and accrued interest of $9,616.44 will be due. Except as set forth above, the terms of the 2020 Note and the 2021 Note remain the same.

The foregoing summary of the Modifications are qualified in their entirety by reference to the Modifications which are attached as Exhibit 10.1 and Exhibit 10.2 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 with respect to the 2020 Note, the 2021 Note and the Modifications is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Modification Agreement to Promissory Note originally dated December 30, 2020 between the Company and Donald Reeve dated September 6, 2022
10.2	Modification Agreement to Promissory Note originally dated May 25, 2021 between the Company and Donald Reeve dated September 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2022	INFINITE GROUP, INC.

	By:	/s/ James Villa
James Villa Chief Executive Officer

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